                                                                     EXHIBIT 3.5

THE STATE OF OHIO, COUNTY OF HAMILTON...... ss.

      Personally appeared before me, the undersigned, a Notary Public, in and for said county this 20th day of August, 1931, the above named John N. Gatch, Philip Hinkle and Catherine K. Toerner, who each severally acknowledged the signing of the foregoing articles of incorporation to be his free act and deed, for the [ILLEGIBLE] and purposes therein mentioned.

        WITNESS my hand and official seal on the day and year last aforesaid.

[Notary seal]                           /s/ Robert P. Klenmann
                                        -----------------------
                                        Robert P. Klenmann
                                        Notary Public
                                        Hamilton County, Ohio


Sec. [ILLEGIBLE]. A corporation for profit may be formed hereunder for any purpose or purposes, other than for carrying on the practice of any profession, for which natural persons lawfully may associate themselves, provided that where the General Code [ILLEGIBLE] special provision for the filing of articles of incorporation of designated classes of corporations, such corporations shall be formed under such provisions and not hereunder. Corporations for the erection, owning and conducting of sanitariums for receiving and caring for patients, their medical and hygienic treatment and instruction of nurses in the treatment of disease and of hygiene shall not be deemed to be forbidden hereby.

      Sec. [ILLEGIBLE]. Any number of natural persons, not less than three, a majority of whom are citizens of the United States, may become a corporation, by subscribing, acknowledging and filing in the office of the secretary of state articles of incorporation, hereafter called articles, setting forth:
      1. The name of the corporation, which may begin with the word "the" and shall end with or include "company," "co.," "corporation," "incorporated," or "inc." except as otherwise provided by law.
      2. The place in this state where the principal office of the corporation is to be located.
      3. The purpose or purposes for which it is formed.
      4. The maximum number and the par value of shares with par value, and the maximum number of shares without par value which the corporation is authorized to have outstanding; and if the shares are to be classified--
      (a) the designation of each class, the number and par value, if any, of the shares of each class and, if desired, of the series of any class; and
      (b) the express terms and provisions of the shares of each class.

      "Express terms and provisions," as used in this act, shall mean any dividend rates, preferences, conversion rights, voting rights, pre-emptive rights, rights in stated capital, option rights, participation rights, redemption rights, which may be [ILLEGIBLE] or of the corporation or at a specific time or in a specific event, amounts payable on redemption of [ILLEGIBLE] merger, or sale of entire assets of the corporation (hereinafter sometimes designated "liquidation price"), right of alteration of express terms and provisions and any other relative rights of shareholders, or any restrictions or qualifications of the rights of the holders of shares of any class, which are expressed in the articles.
      In lieu of stating the dividend rate, redemption price, or liquidation prices of shares of any class, or the series of any class of shares, or the number of shares constituting any series, the articles may authorize the board of directors of the corporation, at one time or from time to time, within the limitations and restrictions stated therein, to fix or alter such dividend rate, redemption price, or liquidation price, or the series or the number of shares constituting any series or any of them, in respect of shares [ILLEGIBLE] or in the treasury of the corporation, by adopting an amendment to the articles, which amendment shall be filed in the effect of the secretary of state before the issuance of any such shares, or the disposal of treasury shares on terms so fixed [ILLEGIBLE].
      5. The amount of capital with which the corporation will begin business, which shall not be less than five hundred dollars.
      6. If desired, the amount of consideration for which subscriptions to shares without par value may be received by the incorporators, and the valuation of any considerations to be received for shares either with or without par value proposed to be [ILLEGIBLE] issued.
      7. Any lawful provisions which may be desired for the purpose of defining, limiting and regulating the exercise of the authority of the corporation, or of the directors or of the shareholders or of any class of shareholders or, for the purpose of creating and defining rights and privileges of the shareholders among themselves. Any provisions authorized to be made in the regulations of a corporation may, if [ILLEGIBLE] in its articles.

      If the corporation is for a purpose which [ILLEGIBLE] construction of a steam or electric railroad in more than one county or state, the articles shall also set forth its termini[ILLEGIBLE] in this state into or through which it or its branches will pass.

      A written appointment of an agent [ILLEGIBLE], tax notices and demands against such corporation may be served as hereafter provided shall be filed with [ILLEGIBLE].

N.B. New matter. n 113 Ohio [ILLEGIBLE].

                               1552  [ILLEGIBLE]

                                Page 20  Line 11
                                 Number 147731
                                     Form A

                           Articles of Incorporation
                                      -OF-

   THE CINCINNATI MILLING MACHINE CO. AND CINCINNATI GRINDERS INC. SALES CO.

        Filed in the office of the Secretary of State, at Columbus, Ohio on the 20 day of Aug., 1931, and recorded in Volume 399, Page 483 of the Records of Incorporation.

/s/ [ILLEGIBLE]
---------------
Secretary of State


                                    Remarks
Articles of incorporation must be subscribed by at least three persons, a majority of whom must be citizens of the United States [ILLEGIBLE]

/s/ ILLEGIBLE
-------------
Cincinnati, Ohio

CORPORATION FOR PROFIT    1552  934           UNCLASSIFIED SHARES WITH PAR VALUE



                            ARTICLES OF INCORPORATION
                                     --OF--
    THE CINCINNATI MILLING MACHINE CO. AND CINCINNATI GRINDERS INC. SALES CO.
                              (Name of Corporation)

      The undersigned, a majority of whom are citizens of the United States, desiring to form a corporation, for profit, under the General Corporation Act of Ohio, do hereby certify:

FIRST. The name of said corporation shall be THE CINCINNATI MILLING MACHINE CO. AND CINCINNATI GRINDERS INC. SALES CO.

SECOND. The place in Ohio where the principal office is to be located is CINCINNATI, HAMILTON County.
(City, Village or Township)

THIRD. The purpose or purposes for which it is formed are:

      To buy, manufacture or otherwise acquire, own, hold, sell or otherwise dispose of, trade and otherwise deal in, machinery, machine tools, accessories, tools, supplies, parts, materials, goods, wares, merchandise and personal property of all kinds, both tangible and intangible;

      To acquire by purchase, application or otherwise, own, hold, sell or otherwise dispose of or otherwise deal in, develop and perfect inventions, processes, methods, patents, applications, patent rights and privileges, copyrights, trade marks and trade names, or any rights, options or contracts of similar nature or relating thereto or connected therewith;

      To acquire, own, hold and dispose of such real estate or interests in real estate as shall be necessary, convenient or expedient to accomplish any of said purposes;

      To do all such further acts as are necessary, convenient or expedient to accomplish the above purposes;

      The enumeration of the above purposes in these Articles of Incorporation, shall not be held to limit or restrict in any manner the general powers of the corporation and it shall have all capacity permitted by law.

      FOURTH. The maximum number of shares which the corporation is authorized to have outstanding is Two Hundred and Fifty (250), all of which shall be with a par value of One Hundred Dollars ($100.00) each.

      FIFTH. The amount of capital with which the corporation will begin business is Five Hundred Dollars ($500.00).

      IN WITNESS WHEREOF, We have hereunto subscribed our names this 10th day of August 1932.

                                                 /s/ [ILLEGIBLE]
                                                 /s/ [ILLEGIBLE]
                                                 /s/ [ILLEGIBLE]

      ALL ARTICLES OF INCORPORATION FILED ON OR AFTER JULY 23, 1929, MUST
                BE ACCOMPANIED BY FOLLOWING DESIGNATION OF AGENT.

                                ---------------

                         ORIGINAL APPOINTMENT OF AGENT

                                Ohio Corporation,
                         Section 8623-129,General Code.

                                ---------------

KNOWN ALL MEN BY THESE PRESENTS, That WALTER H. GEIER of Marburg Ave. & South
St.,                                       Name of Agent      Street or Avenue
in Oakley, Cincinnati, Hamilton County, Ohio, a natural person and resident of City or Town said county, being the county in which the principal office of THE CINCINNATI MILLING MACHINE CO. AND CINCINNATI GRINDERS INC. SALES CO.
 Name of Corporation

is located, is hereby appointed as the person on whom process, tax notices and demands against said THE CINCINNATI MILLING MACHINE CO. AND CINCINNATI GRINDERS
                                   Name of Corporation
INC. SALES CO. may be served.

                                             THE CINCINNATI MILLING MACHINE CO.
                                             AND CINCINNATI GRINDERS INC. CO.
                                                  Name of Corporation

                                                   /s/ [ILLEGIBLE]
                                                   /s/ [ILLEGIBLE]
                                                   /s/ [ILLEGIBLE]
                                                     Incorporators
                                             (To be executed by all or a
                                             majority of the Incorporators
                                             at a time of the organization)


                                              Cincinnati, Hamilton Co., Ohio,
THE CINCINNATI MILLING MACHINE CO.            August 19, A.D. 1931
AND CINCINNATI GRINDERS INC. SALES CO.
    Name of Corporation

Cincinnati, Ohio

         Gentlemen: I hereby accept the appointment as the representative of your company upon whom process, tax notices, or demands may be served.

                                                       /s/ [ILLEGIBLE]
                                                  -------------------------
                                                            Agent

                                ---------------

State of Ohio,

County of HAMILTON ss.:

         Personally appeared before me, the undersigned, a Notary Public in and for said County, this 19th day of August, A.D. 1931, the above named Walter H. Geier who acknowledged the signing of the foregoing to be his free act and deed for the uses and purposes therein mentioned.



         WITNESS my hand and official seal on the day and year last aforesaid.

                                                    /s/ Harry S. Williams
                                                    ----------------------------
                                                      Notary Public in and for
                                                       HAMILTON County, Ohio,

                                                       HARRY S. WILLIAMS
                                            Notary Public, Hamilton County, Ohio
                                            My Commission Express July 1, 1932

[ILLEGIBLE]

      If no amendment is proposed for any of the purposes hereafter in paragraphs 1, 2 or 3 of this section, then in addition to the affirmative vote required by the preceding paragraph, the amendment must be adopted by the affirmative vote of the [ILLEGIBLE] (or much larger [ILLEGIBLE] may permit or [ILLEGIBLE]) of each class [ILLEGIBLE] to voter [ILLEGIBLE] of [ILLEGIBLE] specified, regardless of [ILLEGIBLE] the voting power of [ILLEGIBLE], via:

            1. If the purpose is:

                  To [ILLEGIBLE] par value, or

                  To change [ILLEGIBLE] shares with [ILLEGIBLE] par value from a different number of shares of the same class, or

                  To change [ILLEGIBLE] shares of any class with or without par value [ILLEGIBLE] or a different number of shares of [ILLEGIBLE] with or without par value [ILLEGIBLE], or

                  To change the [ILLEGIBLE] provisions of [ILLEGIBLE] substantially [ILLEGIBLE], then in any such [ILLEGIBLE] the holders of the issued shares of the [ILLEGIBLE] proposed to be changed by such amendment shall have the right to vote thereon.

            2. If the purpose is to change the express [ILLEGIBLE] of issued shares of any class is any way [ILLEGIBLE] to the holders of any class of shares junior therein, then in any [ILLEGIBLE], the holders of the [ILLEGIBLE] shares of each junior class should have the right to vote thereon.

            3. If any proposed amendment would substantially change the purpose or purposes of the organization, then the holders of shares of every class shall have the right to vote theron.

      Whenever it is proposed to change issued shares into a different number of shares of the same class, or to change issued shares into the same or a different number of shares of another class, shareholders or [ILLEGIBLE] specified, the amendment shall specify the number and class of shares as to be changed and the basis of the change. When by amendment issued shares of any class are changed into shares of another class, the amendment may, if desired, provide that the authorized [ILLEGIBLE] of the class [ILLEGIBLE], shall not be deemed to be reduced or affected by such change.

      If the purpose of the amendment is (a) to change the express terms and provisions of any outstanding shares having [ILLEGIBLE] dividend, redemption price or liquidation price over any other class of shares, or (b) substantially to change the purpose of purposes of a corporation, then in any such case, dissenting holders of shares of the class, the express terms and provisions of which [ILLEGIBLE], if substantially prejudiced by amendment, unless the articles otherwise provide or permit such amendment or change, or, in cases of such change of purpose or purposes dissenting shareholders of any class, shall, if substantially prejudiced thereby, be entitled to relief under the conditions and in the [ILLEGIBLE] hereinafter in this act provided.

      Upon the adoption of any amendment, a certificate containing a copy of the resolutions adopting such amendment and a statement of the manner of the adoption of such resolution should be filed in the office of the secretary of state and [ILLEGIBLE] the articles shall be deemed amended according to such resolution and any change of shares provided for therein shall become effective.

      In case of an amendment adopted by the incorporators such certificate shall be signed by each of them.

      In case of an amendment adopted by the director or shareholders the certificate shall be signed by the president or vice-president and the secretary or assistant secretary.

      In case of an amendment adopted by the board of directors to authorize shares to meet conversion [ILLEGIBLE] provided, the certificate of amendment shall also contain a statement describing the convertible securities and that prior to the adoption of such amendment the corporation did not have authorized a sufficient number of unissued shares to meet with conversion rights, if exercised.

      In case of an amendment adopted by the board of directors to authorize shares to meet options on [ILLEGIBLE] provided, the certificate of amendment shall also contain a statement showing how much [ILLEGIBLE] are evidenced the terms and provisions upon which they may be exercised and that prior to the adoption of such amendment the corporation did not have authorized a sufficient number of unissued shares to meet such options, if exercised.

      A copy of a certificate of amendment changing the name or principal office of a corporation certified by the secretary of state may be recorded in the office of the recorder of any county in this state, and for such recording a fee of five dollars shall be charged.

      If issued shares without par value are changed into the same or a different number of shares having par value, the aggregate par value of the shares into which the shares without par value are changed shall not exceed the amount of stated capital by such shares without par value, plus the amount of surplus then transferred to stated capital; nor be less than the amount of stated capital represented by such shares unless stated capital is concurrently reduced as hereafter in this not provided.

      If shares having par value are changed into shares without par value, the corporation shall be deemed to [ILLEGIBLE] for such shares without par value on as amount of consideration equal to the aggregate par value of the shares as changed and the stated capital of the [ILLEGIBLE] by shares without par value shall be increased by an amount equal to such aggregate par value unless stated capital is concurrently reduced.

      The stated capital of a corporation shall not be reduced except in the manner in this act provided.

      Upon the adoption of any amendment, a corporation may file amended articles in the office of the secretary of state in [ILLEGIBLE] of a certificate of amendment which authorized by the vote of the holders of shares entitling them to exercise two-thirds [ILLEGIBLE] proportion, not less than a majority, as the articles may permit or require of the voting power of the corporation on each [ILLEGIBLE].

      The amended articles, which may differ from the theretofore excluding articles in the respects authorized by the resolution of amendment, shall contain a statement that they supercede and take the place of the theretofore of the existing articles of incorporation, and shall often contain all the statements required by this act to be included in original articles.

      In lieu of stating the amount of capital with which the corporation will begin business, the amended articles shall state the amount of its stated capital at the time of filing the amended articles.

      The president or vice president of the corporation and the secretary or an assistant secretary shall subscribe and acknowledge a certification [ILLEGIBLE] amended articles with each certificate shall be filed in the office of the secretary of state and thereupon the articles shall be deemed to be amended, and such amended articles shall [ILLEGIBLE] and take the place of the then existing articles of the corporation and all amendments thereto.

      A copy of such amended articles and the certificate thereto certified by the secretary of state shall be given [ILLEGIBLE] evidence of the [ILLEGIBLE] and performance of all antecedent acts and conditions necessary to the adoption of such amended articles and of the fact that they supercede and take the place of the then existing articles and all amendments thereto and of the [ILLEGIBLE] to such amended articles.

      Upon such filing the secretary of state shall change the [ILLEGIBLE] from the would be changed upon the filing of a certificate of amendment [ILLEGIBLE] the amendments [ILLEGIBLE] by such filing.

                                   229 Line 19
                                  Number 147231
                             Form AMDT. For Profit.

                                    AMENDMENT
                                       OF

      Cincinnati Milling Machine
      Cincinnati Grinders, Inc.

      In the office of the Secretary of State.
      [ILLEGIBLE] Ohio on the 16 day of
      Sept. 1931 and recorded
      Volume [ILLEGIBLE] Page [ILLEGIBLE]

      Articles of incorporation

      /s/ [ILLEGIBLE]
      ---------------
      Secretary of State

                          N.B. If amended Articles are
                        [ILLEGIBLE] must be acknowledged.

CERTIFICATE                                                           FOR FILING
                                                                     [ILLEGIBLE]

                      AMENDED ARTICLES OF INCORPORATION OF

        Cincinnati Milling Machine and Cincinnati Grinders Incorporated

with its principal office located at Cincinnati, Hamilton County, Ohio, do hereby certify that a meeting of the holders of the shares of said corporation entitling them to vote on the proposal to adopt the Amended Articles as contained in the following resolution was duly called and held on the 14th day of September, 1931, at which meeting a quorum of such shareholders* was present in person or by proxy, and that by the affirmative vote of the holders of shares entitling them to [ILLEGIBLE] two-thirds, vis. all of the voting power of the corporation on such proposal* the following resolution of amendment was adopted:

     "RESOLVED, That the following articles of incorporation of this company be and they are hereby amended so as to change the name of the corporation to CINCINNATI MILLING MACHINE AND CINCINNATI GRINDERS INCORPORATED."

* Strike out matter in parenthesis if not necessary.

Sec. 8623-15
***

     1. Before any subscription to shares *** shall have been reviewed by the Incorporation, and amendment or amended articles may be adopted in [ILLEGIBLE] signed by all of the incorporators.

     2. After *** any subscription to shares shall have been [ILLEGIBLE], *** an amendment may be adopted by the board of directors in the following cases only:

     a. When so authorized by the articles, the board of directors may adopt an amendment, in respect *** of any unissued or treasury shares of any class ***, to fix or alter the division of such shares into series, the designation and number of shares of each series, the dividend rate, dates of payment of dividends and dates from which they are cumulative, redemption rights and price, liquidation price, sinking fund requirements, conversion rights, and restrictions on issuance of shares of the same series or of any other class of series.

     b. ***When the corporation shall have issued shares or any other securities convertible into shares of the corporation, or shall have granted options to purchase any shares as in this act provided, and such conversion or option rights are set forth in the articles or shall have been approved by the same vote of shareholders as, at the time of such approval, would have been required to amend the articles to authorize the shares required for such purpose, and the corporation in any such case shall not have sufficient authorized but un-issued shares to [ILLEGIBLE] such conversion or option rights, then an amendment to authorize such shares may be adopted by the board of directors.

     3. After *** any subscription to shares shall have been received, any amendment (including any that could be adopted by the board of directors as hereinbefore provided) may be adopted, at a meeting of shareholders *** called for such purpose, by the affirmative vote of the holders of shares entitled under the articles to exercise at least two-thirds of the voting power of the corporation on such proposal, (or if the articles so provide or permit, a greater or lesser proportion but not less than a majority if such voting power), and by such vote of the holders of any particular class or classes of shares as may be required by the articles and the provisions, when applicable, of subdivision (4) hereof. Whenever under said subdivision (4) any class of shares is entitled to vote on an amendment to vote on an amendment, such amended must receive the affirmative vote of the holders of at least two-thirds (or if the articles so provide or permit, a greater or lesser proportion but not less than a majority) of the shares of each class. If the proposed amendment would authorize any particular corporate action which, under any other section of this act or the existing articles, could be authorized or done only by or pursuant to a specified vote of shareholders, then such amendment must be adopted by a vote not less than the vote so specified.

  ***4. Regardless of limitations or restrictions in the articles on the voting rights of any class, the holders of the shares of a particular class (and in case specified in clause (f) below, the holders of the shares of every class) shall be entitled to vote as a class upon a proposed amendment which would

     a. increase or reduce the par value of the issued shares of that class or

     b. change any issued shares of that class into a different number of shares of the same class or into the same or a different number of shares of any class or classes, with or without par value, theretofore or then authorized, or

     c. to change the express [ILLEGIBLE] class in any manner [ILLEGIBLE]; or

     d. change the [ILLEGIBLE] shares of any class senior to the [ILLEGIBLE] substantially prejudicial to the holders [ILLEGIBLE]

     e. authorize the conversion of shares of another class into shares of each particular class, or authorize the board of directors to fix or alter rights to convert shares of another class into shares of such particular class; or

     f. substantially change the purposes of the corporation.

     5. An amendment which changes issued shares into a different number of shares of the same class or into the same or different number of shares of any class or classes shall specify the number and class of shares so changed and the number of shares of the same class or classes into which they are changed.

     6. In lieu of or in addition to adopting an amendment or amendments to the articles, the shareholders may adopt amended articles by the same vote as that hereinbefore.

     Amended articles may also be adopted to consolidate the required to effect the desired changes in the articles, provisions of the original articles and of all previously adopted amendments to the articles that are in force at the time, by the affirmative vote of the holders of shares entitled under the articles to exercise a majority of the voting power of the corporation.

     Amended articles shall contain all statements required by this act to be included in original articles, (provided that in lieu of stating the amount of capital with which the corporation will begin business, the amended articles shall state the amount of its stated capital at the time of adopting the amended articles) and the statements required by sub-division (5) above, and a statement that they supercede and take the place of the theretofore existing articles.

     7. Upon the adoption of any amendment or amended articles, a certificate containing a copy of the resolution adopting such amendment or amended articles and a statement of the manner of *** its adoption shall be filed in the office of the secretary of state, and thereupon the articles shall be *** amended *** accordingly and say change of shares provided for therein shall become effective, and such amended articles shall supercede and take the place of the then existing articles of the corporation and all amendment thereto.

     In case of an amendment or amended articles adopted by the incorporators, such certificate shall be signed by each of them.

     In case of an amendment adopted by the directors or an amendment or amended articles adopted by the shareholders, the certificate shall be signed by the president or vice president and the secretary or assistant secretary.

     ***

     8. A copy of *** an amendment or amended articles changing the name or principal office of a corporation certified by the secretary of state may be recorded in the office of the recorder of any county in this state, and for such recording fee of five dollars shall be charged.

***

     9. An amendment or amended articles, when adopted in the manner prescribed in this section, shall in the absence of clear and convincing proof of the contrary be presumed to be fair and equitable in every respect to all shareholders.

[ILLEGIBLE]

                       AMENDED ARTICLES OF INCORPORATION

         FIRST: The name of the corporation is CINCINNATI MILLING AND GRINDING MACHINES, INC.

         SECOND: The place in the State of Ohio where its principal office is located in the City of Cincinnati, Hamilton County.

         THIRD: The purpose of the corporation are as follows:

                  To buy, manufacture or otherwise acquire, own hold, sell or otherwise dispose of, trade and otherwise deal in, machinery, machine tools, accessories, tools, supplies, parts, materials, goods, wares, merchandise and personal property of all kinds, both tangible and intangible;

                  To acquire by purchase, application or otherwise, own, hold, sell or otherwise dispose of or otherwise deal in, develop and perfect inventions, processes, methods, patents, applications, patent rights and privileges, copy rights, trade marks, and trade names, or any rights, options or contracts of similar nature or relating thereto or connected therewith;

                  To acquire, own, hold, and dispose of such real estate or interests in real estate as shall be necessary, convenient, or expedient to accomplish any of said purposes;

                  To do all such further acts as are necessary, convenient, or expedient to accomplish the above purposes;

                  The enumeration of the above purposes in these Articles of Incorporation, shall not be held to limit or restrict in any manner the general powers of the corporation and it shall have all capacity permitted by law.

                                   B676 1148

                            RECEIPT AND CERTIFICATE  NO. 8451

      CINCINNATI MILACRON COMPANY formerly CINCINNATI MILLING AND GRINDING
                                 MACHINES, INC.
      -------------------------------------------------------------------
                                      NAME

                                     147731
                                     ------
                                     NUMBER

DOMESTIC CORPORATION               MISCELLANEOUS FILINGS

  ARTICLES OF INCORPORATION           ANNEXATION/INCORPORATION-CITY
  AMENDMENT                               OR VILLAGE
  MERGER/DELETED                      RESERVATION OF CORPORATE NAMES
  DISSOLUTION                         REGISTRATION OF NAME
  AGENT                               REGISTRATION OF NAME RENEWALS
  RE-INSTATEMENT                      REGISTRATION OF NAME - CHANGE
  CERTIFICATES OF CONTINUED               OF REGISTRANTS ADDRESS
         EXISTENCE                    TRADE MARK
  MISCELLANEOUS                       TRADE MARK RENEWAL
                                      SERVICE MARK
FOREIGN CORPORATIONS                  SERVICE MARK RENEWAL
    LICENSE                           MARK OF OWNERSHIP
  AMENDMENT                           MARK OF OWNERSHIP RENEWAL
  SURRENDER OF LICENSE                EQUIPMENT CONTRACT/CHATTEL
  APPOINTMENT OF AGENT                    MORTGAGE
  CHANGE OF ADDRESS OF AGENT          POWER OF ATTORNEY
  CHANGE OF PRINCIPAL OFFICE          SERVICE OF PROCESS
  RE-INSTATEMENT                      MISCELLANEOUS
  FORM 7                              ASSIGNMENT - TRADE MARK, MARK
  PENALTY                                 OF OWNERSHIP, SERVICE MARK,
                                          REGISTRATION OF NAME

           I certify that the attached document was received and filed in the office of TED W. BROWN, Secretary of State, at Columbus, Ohio, on the 1st day of May A.D. 1970, and recorded on Roll B676 at Frame 1148 of the RECORDS OF INCORPORATION and MISCELLANEOUS FILINGS.

                                                          /s/ Ted W. Brown
                                                         -----------------
                                                           TED W. BROWN,
                                                         Secretary of State

Filed by and Returned To: Cincinnati Milacron Inc.
                          4701 Marburg Avenue
                          Cincinnati, Ohio 45209     Att: Raymond G. Wilson

                                                      FEE RECEIVED: $ 25.00

                   NAME: CINCINNATI MILACRON COMPANY formerly CINCINNATI MILLING
                                                     AND GRINDING MACHINES, INC.

                                   B676 1149

                                                                          147731
                                                                        APPROVED
                                                                  BY [ILLEGIBLE]
                                                                     Date 5-1-70
                                                                    Amount 25.00

                              CERTIFICATE OF MERGER
                                       OF
                          CINCINNATI LATHE AND TOOL CO.
                                       AND
                 CINCINNATI MILLING AND GRINDING MACHINES, INC.

         The undersigned, president and secretary of Cincinnati Lathe and Tool Co., and president and secretary of Cincinnati Milling and Grinding Machines, Inc., do hereby certify that the following is a signed agreement of merger adopted by each of said corporations in the manner set forth below:

                                   B676 1150

                             AGREEMENT OF MERGER OF
                        CINCINNATI LATHE AND TOOL CO. AND
                 CINCINNATI MILLING AND GRINDING MACHINES, INC.

         This agreement made this 22nd day of April, 1970 between Cincinnati Lathe and Tool Co., an Ohio corporation, whose principal office is at 4701 Marburg Ave., Cincinnati, Ohio (hereinafter called "CLT"), and Cincinnati Milling and Grinding Machines, Inc., an Ohio corporation, whose principal office is at 4701 Marburg Ave., Cincinnati, Ohio (hereinafter called "CM"), said corporations being together hereinafter sometimes called the "constituent corporations".

         The Articles of Incorporation of CLT were filed in the office of the Secretary of State of Ohio on November 5, 1945, No. 191326, recorded in Volume 506 at page 41 of the Records of Incorporation in said office with a par value of one hundred dollars ($100) each, of which one thousand shares are now outstanding.

         The Amended Articles of Incorporation of CM were filed in the office of the Secretary of State of Ohio on April 25, 1942, No. 147731, recorded in Volume 4836 at page 699 of the Records of Incorporation in said office. CM is authorized to issue two hundred fifty (250) common shares with a par value of one hundred dollars ($100) each, of which two hundred fifty shares are now outstanding.

         The respective boards of directors of the constituent corporations deem it advisable that the constituent corporations be merged under the General Corporation Law of Ohio, and all of the members of the respective boards of directors have approved this agreement without meetings of the Boards, in writings approved and signed as specified in Section 1701.54 of the Ohio Revised Code.

         Now, therefore, in consideration of the premises and of the agreement herein contained, the constituent corporations do hereby agree that CLT be merged and into CM, hereinafter sometimes called the "Surviving Corporation"; and that the terms and conditions of the merger, the mode of carrying it into effect, and the manner and basis of converting the shares of the constituent corporations to shares of the Surviving Corporation are, and shall be as follows:

         FIRST. The name of the Surviving Corporation shall be "Cincinnati Milacron Company".

         SECOND. The place in the State of Ohio where the principal office of the Surviving Corporation is to be located is Hamilton County, Ohio.

                                   B676 1151

      THIRD. The purpose or purposes for which the Surviving Corporation is formed are:

            To manufacture, buy or otherwise acquire, own, hold, sell or otherwise dispose of, trade and otherwise deal in, machinery, machine tools, accessories, tools, supplies, parts, materials, goods, wares, merchandise and personal property of all kinds, both tangible; and intangible;

            To acquire by purchase, application or otherwise, own, hold, sell or otherwise dispose of or otherwise deal in, develop and perfect inventions, processes, methods, patents, applications, patent rights and privileges, copyrights, trade marks and trade names, or any rights, options or contracts of similar nature or relating thereto or connected therewith;

            To acquire, own, hold and dispose of such real estate or interests in real estate as shall be necessary, convenient or expedient to accomplish any of said purposes;

            To do all such further acts as are necessary, convenient or expedient to accomplish the above purposes;

            The enteration of the above purposes in these Articles of Incorporation, shall not be held to limit or restrict in any manner the general powers of the corporation and it shall have all capacity permitted by law.

      FOURTH. The authorized number of common shares of the Surviving Corporation is one thousand two hundred fifty (1,250), all of which shall be with a par value of one thousand dollars ($1,000) each.

      FIFTH. At the effective date of the merger the amount of stated capital of each class of shares to be outstanding is one million two hundred fifty thousand dollars ($1,250,000.).

                                   B676 1152

      SIXTH. The amount of the earned surplus of said surviving corporation shall be the lesser of (a) the excess, if any, of the assets of the surviving corporation, taken at their fair value to the surviving corporation, over the sum of its liabilities, including liabilities derived from the constituent corporations or resulting from the merger, and stated capital, and (b) the combined earned surplus of the constituent corporations diminished by the deficit of any constituent corporation.

      SEVENTH. The names of the first directors of the Surviving Corporation and their addresses are as follows:

      W. K. Mathias          6605 Pleasant Street, Cincinnati, Ohio 45227
      P. O. Geier, Jr.       6000 Redbirdhollow Lane, Cincinnati, Ohio 45243
      W. P. Clark            8592 Sturbridge Drive, Cincinnati, Ohio 45213
      C. H. Altbaier         6500 Ridge Circle, Cincinnati, Ohio 45213
      M. W. Gormly           7330 Miami Hills Drive, Cincinnati, Ohio 45243
      R. C. Messinger        7360 Algonquin Drive, Cincinnati, Ohio 45243
      F. V. Geier            8880 Old Indian Hill Road, Cincinnati, Ohio 45243
      A. T. Blackburn        6825 Buttonwood Court, Cincinnati, Ohio 45230
      J. A. D. Geier         9100 Kugler Mill Road, Cincinnati, Ohio 45243
      R. C. Bevis            9125 Cunningham, Cincinnati, Ohio 45243
      W. F. Mericle          310  Compton Hills Drive, Cincinnati, Ohio 45215
      C. R. Meyer            8075 Remington Road, Cincinnati, Ohio 45242
      H. V. Edwards          6250 Shadyglen Road, Cincinnati, Ohio 45243
      L. H. Cousineau        8175 Brill Road, Cincinnati, Ohio 45243

      EIGHTH. The names of the first officers of the Surviving Corporation and their respective offices and addresses are as follows:

        Chairman of the Board   W. K. Mathias        6605 Pleasant St.,
                                                     Cincinnati, Ohio
        President               P. O. Geier, Jr.     6000 Redbirdhollow
                                                     Lane, Cincinnati, O.
        Vice President          W. P. Clark          8592 Sturbridge Drive,
                                                     Cincinnati, O.
             do                 C. H. Altbaier       6500 Ridge Circle,
                                                     Cincinnati, O.
             do                 M. W. Gormly         7330 Miami Hills Drive,
                                                     Cincinnati, O.
             do                 C. R. Eby            8055 S. Clippinger
                                                     Drive, Cincinnati, O.
             do                 P. J. Gruber         7955 Chinquapin Lane,
                                                     Cincinnati, O.

                                   B676 1153

             do                  R. T. Clendening    8778 Sturbridge Drive,
                                                     Cincinnati, O.
             do                  L. A. Dever         5573 Mapleridge Drive,
                                                     Cincinnati, O.
             do                  R. C. Messinger     7360 Algonquin Drive,
                                                     Cincinnati, O.
             do                  E. F. Schloss       7737 Heighgate Place,
                                                     Cincinnati, O.
             do                  W. F. Mericle       310 Compton Hills
                                                     Drive, Cincinnati, O.
         Treasurer               L. H. Cousineau     8175 Brill Road,
                                                     Cincinnati, O.
        Secretary and
          Assistant Treasurer    Sam Redrow, Jr.     8950 Old Indian Hill
          and Statutory Agent                        Road, Cincinnati, O.
        Assistant Treasurer      J. A. Steen         3805 Miami, Cincinnati, O.
        Assistant Secretory      R. J. Hans          10360 Lochcrest Drive,
                                                     Cincinnati, O.
        Comptroller              N. J. Elmore        1387 Thomwood Drive,
                                                     Cincinnati, O.
        Cashier                  R. A. Whistler      4105 Pillars Drive
                                                     Cincinnati, O.

      NINTH. The present Regulations of CM, one of the constituent corporations, shall be the Regulations of the Surviving Corporation until changed or repealed according to the provisions thereof.

      TENTH. The mode of carrying into effect the merger and the manner and basis of converting the shares of the constituent corporations to shares of the Surviving Corporation shall be as follows:

      Each outstanding share of CLT shall be and hereby is converted into one fully paid and non assessable share of the Surviving Corporation.

      Each outstanding share of CM shall be and hereby is converted into one fully paid and non assessable share of the Surviving Corporation.

      ELEVENTH. The merger herein provided shall become effective on May 1, 1970.

      In Witness whereof, the Constituent Corporations have caused this agreement to be signed in their respective corporate names and their corporate seals to be affixed hereto by their respective

                                   B676 1154

president and secretaries, thereunto duly authorized by their respective Boards of Directors and shareholders.

                                         Cincinnati Lathe and Tool Co.

                                       by /s/ W. H. Bentley
                                          --------------------------------------
                                               W. H. Bentley, President

                                          /s/ R. J. Hans
(Seal)                                    --------------------------------------
Attest:                                       R. J. Hans, Secretary

/s/ R. J. Hans                          Cincinnati Milling and Grinding
---------------------                   Machines, Inc.
R. J. Hans, Secretary

                                       by /s/ P. O. Geier
                                          ------------------------------
                                              P. O. Geier, Jr., President

                                          /s/ Sam Redrow
(Seal)                                    --------------------------------
Attest:                                      Sam Redrow, Jr., Secretary

/s/ Sam Redrow
-------------------------
Sam Redrow, Jr. Secretary

                                   B676 1155

      The undersigned, president and secretary of Cincinnati Lathe and Tool Company, one of the corporations which executed the forgoing agreement of merger, hereby certify that, at a meeting of the shareholders said corporation, duly called for such purpose, and notice whereof was given to all shareholders of said corporation, whether or not entitled to vote, accompanied by a copy of summary of the agreement, and which meeting was held on the 22nd day of April, 1970, at which meeting quorum of such shareholders was present in person or by proxy, said agreement of merger was adopted by the affirmative vote of the holders of shares of said corporation entitling them to exercise at least two-thirds of the voting power of said corporation.

      The undersigned, president and secretary of Cincinnati Milling and Grinding Machines, Inc., one of the corporations which executed the foregoing agreement of merger, hereby certify that, at a meeting of the shareholders of said corporations, duly called for such purpose, and notice whereof was given to all shareholders of said corporation, whether or not entitled to vote, accompanied by a copy or summary or the agreement, and which meeting was held on the 22nd day of April, 1970, at which meeting a quorum of such shareholders was present in person or by proxy, said agreement or merger was adopted by the affirmative vote of the holders of shares of said corporation

                                   B676 1156

entitling them to exercise at least two-thirds of the voting power of said corporation.

      In Witness whereof, the undersigned have hereunto set their hands and the seals of said corporations respectively at Cincinnati, Ohio this 22nd day of April, 1970.

                                /s/ W. H. Bentley
                                ---------------------------------------
(Seal)                          W. H. Bentley, President of Cincinnati Lathe
Attest:                               and Tool Company

/s/ R. J. Hans                  /s/ R. J. Hans
-----------------------------   ---------------------------
R. J. Hans, Secretary           R. J. Hans, Secretary of Cincinnati Lathe
                                      and Tool Company

                                /s/ P. O. Geier, Jr.
                                ----------------------------------
(Seal)                          P. O. Geier, Jr., President of Cincinnati
Attest:                               Milling and Grinding Machines, Inc.

/s/ Sam Redrow Jr.              /s/ Sam Redrow
------------------              -----------------------------------
Sam Redrow, Jr.                 Sam Redrow Jr., Secretary of Cincinnati
    Secretary                       Milling and Grinding Machines, Inc.

                                                                      B0933-1615


                               THE STATE OF OHIO
                                     [LOGO]
                              DEPARTMENT OF STATE

                                  TED W. BROWN
                               SECRETARY OF STATE

                                  CERTIFICATE

It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: MER INC. of CINCINNATI MILACRON COMPANY.


   United States of America             Recorded on Roll B933 at Frame
        STATE OF OHIO                   1614 of the Records of
Office of the Secretary of State        Incorporation and Miscellaneous
                                        Filings.
           [SEAL]

                         Witness my hand and the Seal of the
                         Secretary of State, at the City of Columbus, Ohio, this 26TH day of DECEMBER, A.D. 1973

                                      /s/ Ted W. Brown
                                      ----------------------------
                                      Secretary of State

                                   B0933-166

                                                                          147731
                                                                        APPROVED
                                                              By /s/ [ILLEGIBLE]
                                                                   Date 12/27/73
                                                             Payment [ILLEGIBLE]


                              CERTIFICATE OF MERGER
                                       OF
                          CINCINNATI MILACRON PM COMPANY
                                      INTO
                          CINCINNATI MILACRON COMPANY

The Agreement of Merger to which the Certificate is attached having been approved by the directors of the respective corporations thereto in accordance with the requirements of Title 17, Chapter 1701 of the Revised Code of Ohio, and having been adopted separately by the shareholders of each corporate party thereto, as to the said Cincinnati Milacron Company in accordance with the requirements of the provisions of Title 17, Chapter 1701 of the Revised Code of Ohio and as to said Cincinnati Milacron PM Company in accordance with the requirements of the corporation law of the State of Florida, and that fact having been certified to by the undersigned officers of the respective parties to the Agreement of Merger, the said officers do therefor sign this certificate of merger, pursuant to Section 1701.81 of the Revised Code of Ohio.

                                              /s/ James A. D. Geier
                                              ----------------------------------
                                              James A. D. Geier, President of
                                              CINCINNATI MILACRON COMPANY

                                              /s/ Robert J. Hans
                                              ----------------------------------
                                              Robert J. Hans, Secretary of
                                              CINCINNATI MILACRON COMPANY

                                              /s/ William Mericle
                                              ----------------------------------
                                              William Mericle, President of
                                              CINCINNATI MILACRON PM COMPANY

                                              /s/ Robert J. Hans
                                              ----------------------------------
                                              Robert J. Hans, Secretary of
                                              CINCINNATI MILACRON PM COMPANY

                               AGREEMENT OF MERGER
                                     MERGING
                         CINCINNATI MILACRON PM COMPANY
                      A corporation of the State of Florida
                                      INTO
                           CINCINNATI MILACRON COMPANY
                       A corporation of the State of Ohio

AGREEMENT OF MERGER, dated this 20th day of December, 1973, made by and between CINCINNATI MILACRON COMPANY, a corporation organized and existing under the laws of the State of Ohio, and CINCINNATI MILACRON PM COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Florida.

WITNESSETH that:

WHEREAS the board of directors of each of said corporations, parties hereto, to the end that greater efficiency and economy in the management of the business carried on by each corporation may be accomplished and in consideration of the mutual agreements of each corporation as set forth herein, do deem it advisable and generally to the advantage and welfare of said corporations and their respective shareholders that Cincinnati Milacron PM Company be merged into Cincinnati Milacron Company and

WHEREAS, said Cincinnati Milacron Company was incorporated by the filing of articles of incorporation in the office of the Secretary of State of Ohio on the 25th day of April, 1942, and the maximum number of shares which said corporation is authorized by its articles of incorporation to issue is One Thousand Two Hundred Fifty (1,250) shares of the par value of One Thousand Dollars ($1,000) each, which are common stock, of which One Thousand Two Hundred Fifty (1,250) shares of such common stock are now issued and outstanding and

WHEREAS, said Cincinnati Milacron PM Company by its certificate of incorporation which was filed in the office of the Secretary of State of Florida on February 18, 1966, has an authorized capital stock consisting of Ten Thousand (10,000) shares of common stock with a par value of One Dollar ($1.00) each, of which Ten Thousand (10,000) shares of such common stock are now issued and outstanding, and

WHEREAS, the provisions of Title 17, Chapter 1701 of the Revised Code of Ohio, authorizes the merger of corporations organized under the laws of other states into a corporation organized under the said Laws of Ohio, and the Corporation Law of Florida, authorizes the merger of a corporation organized under the laws of the State of Florida, into a corporation organized under the laws of another State.

NOW, THEREFORE, the corporations, parties to this agreement, have agreed and do hereby agree as follows:

FIRST: Cincinnati Milacron PM Company, organized and existing under the laws of the State of Florida, shall be and hereby is merged into Cincinnati Milacron Company, organized and existing under the laws of Ohio, and said Cincinnati Milacron Company hereby merges into itself said Cincinnati Milacron PM Company; said Cincinnati Milacron Company shall be the continuing and surviving corporation (hereinafter in this agreement referred to as the "surviving corporation") and shall be governed by the Corporation Law of the State of Ohio.

SECOND: The name of the said surviving corporation is and shall be Cincinnati Milacron Company.

THIRD: The place in Ohio where the principal office of said surviving corporation is to be located is 4701 Marburg Avenue, in the City of Cincinnati, 46209, County of Hamilton.

FOURTH: The purposes of the said surviving corporation are and shall be:

         To manufacture, buy or otherwise acquire, own, hold, sell, or otherwise dispose of, trade and otherwise deal in, machinery, machine tools, accessories, tools, supplies, parts, materials, goods, wares, merchandise and personal property of all kinds, both tangible; and intangible;

         To acquire by purchase, application or otherwise, own, hold, sell or otherwise dispose of or otherwise deal in, develop and perfect inventions, processes, methods, patents, applications, patent rights and privileges, copyrights, trade marks and trade names, or any rights, options or contracts of similar nature or relating thereto or connected therewith;

         To acquire, own, hold and dispose of such real estate or interests in real estate as shall be necessary, convenient or expedient to accomplish any of said purposes;

         To do all such further acts as are necessary, convenient or expedient to accomplish the above purposes;

         The enumeration of the above purposes in these Articles of Incorporation, shall not be held to limit or restrict in any manner the general powers of the corporation and it shall have all capacity permitted by law.

FIFTH: That the maximum number of shares which said surviving corporation shall be authorized to have outstanding is Two Thousand (2,000) all of which shall be a par value of One Thousand Dollars ($1,000) each.

SIXTH: The directors of the surviving corporation shall continue in office until the next annual meeting of shareholders and until their successors shall have been elected and qualified.

SEVENTH: The regulations of the surviving corporation shall be the present regulations of Cincinnati Milacron Company.

EIGHTH: Robert J. Hans of 10360 Lochcrest Drive, Cincinnati, Ohio in Hamilton County, Ohio, is hereby appointed as agent on which process, notices and demands against any constituent corporation or surviving corporation may be served.

NINTH: The manner and basis of making distribution to the shareholders of Cincinnati Milacron PM Company, which is by this agreement of merger merged into Cincinnati Milacron Company, of shares of said surviving corporation, shall be as follows:

Each holder of one share of common stock of said Cincinnati Milacron PM Company, upon surrender of the certificate therefor at the office of the surviving corporation, duly endorsed in blank for transfer, shall receive .075 shares of common stock, with a par value of One Thousand Dollars ($1.000) of the surviving corporation.

TENTH: Upon the date when this agreement shall become effective, the separate existence of Cincinnati Milacron PM Company shall cease and the said Cincinnati Milacron PM Company shall be merged into the surviving corporation in accordance with this agreement of merger.

The surviving corporation shall be possessed of all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises, and authority, of a public as well as of a private nature, of each of the constituent corporations, and all obligations belonging to or due to each of the constituent corporations, all of which shall be vested in the surviving corporation without further act or deed. Title to any real estate or any interest therein vested in any constituent corporation shall not revert or in any way be impaired by reason of such merger or consolidation;

The surviving corporation shall be liable for all the obligations of each constituent corporation, including liability to dissenting shareholders;

All the rights of creditors of each constituent corporation are preserved unimpaired, and all liens upon the property of any constituent corporation are preserved unimpaired, on only the property affected by such liens immediately prior to the effective date of the merger or consolidation.

ELEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this agreement of merger may be abandoned by either party, by appropriate resolution of its board of directors, at any time prior to the filing of this agreement or by mutual consent of the parties by appropriate resolution of their respective board of directors, at any time prior to the effective date of this merger.

THIRTEENTH: The merger shall become effective on the 30th day of December, 1973.

IN WITNESS WHEREOF, the parties of this agreement, have caused this agreement to be executed by the president and the secretary of each of the corporations under the corporate seals of the respective corporations, by authority of the directors and shareholders of each corporation, as the respective agreement of each of said corporations, on this 20th day of December, 1973.

                                                 CINCINNATI MILACRON COMPANY

                                                 /s/ James A. D. Geier
                                                 ----------------------------
(Corporate Seal)                                 James A. D. Geier, President

Attest:

/s/ Raymond G. Wilson                            /s/ Robert J. Hans
----------------------                           ----------------------------
Raymond G. Wilson,                               Robert J. Hans, Secretary
Assistant Secretary


                                                 CINCINNATI MILACRON PM COMPANY

                                                 /s/ William Mericle
(Corporate Seal)                                 ---------------------------
                                                 William Mericle, President

Attest:

/s/ Raymond G. Wilson                            /s/ Robert J. Hans
-----------------------                          --------------------------
Raymond G. Wilson,                               Robert J. Hans, Secretary
Assistant Secretary

                     CERTIFICATE OF PRESIDENT AND SECRETARY
                                       OF
                           CINCINNATI MILACRON COMPANY

              THE SURVIVING CORPORATION, A CORPORATION OF THE STATE
                 OF OHIO SHOWING APPROVAL OF AGREEMENT OF MERGER

James A. D. Geier, President, and Robert J. Hans, Secretary, of Cincinnati Milacron Company, an Ohio corporation, do hereby certify, as President and Secretary of said corporation, that the Agreement of Merger to which this certificate is attached, having been first duly approved on behalf of Cincinnati Milacron Company, a corporation of the State of Ohio, by a majority of the board of directors of said corporation and approved by resolution of the board of directors of Cincinnati Milacron PM Company, a corporation of the State of Florida, was duly submitted to the shareholders of Cincinnati Milacron Company at a special meeting of said shareholders, called separately from the meeting of the shareholders of any other corporation, for the purpose of considering and approving or rejecting said Agreement of Merger and held upon due notice accompanied by a summary or copy of said agreement given to the sole shareholder of said corporation, on the 20th day of December, 1973, and that said Agreement of Merger was adopted by the vote of the sole holder of all issued and outstanding shares of said corporation entitling it to exercise at least two-thirds of the voting power of such corporation; whereupon said Agreement of Merger was duly adopted as the act of said corporation.

IN WITNESS WHEREOF, James A. D. Geier, President, and Robert J. Hans, Secretary, acting for and on behalf of said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed this 20th day of December, 1973.

                                                 /s/ James A. D. Geier
                                                 ----------------------------
                                                 James A. D. Geier, President


Attest:

/s/ Raymond G. Wilson                            /s/ Robert J. Hans
------------------------                         ---------------------------
Raymond G. Wilson,                               Robert J. Hans, Secretary
Assistant Secretary

                     CERTIFICATE OF PRESIDENT AND SECRETARY
                                       OF
                         CINCINNATI MILACRON PM COMPANY
               THE MERGING CORPORATION, A CORPORATION OF THE STATE
               OF FLORIDA. SHOWING APPROVAL OF AGREEMENT OF MERGER

William Mericle, President, and Robert J. Hans, Secretary, of Cincinnati Milacron PM Company, a corporation organized and existing under the laws of the State of Florida, do hereby certify as such officers that the Agreement of Merger to which this Certificate is attached, after having been first duly approved on behalf of the said corporation by majority of the directors thereof, as required by the provisions of the Corporation Law of Florida, was duly submitted to the sole shareholders of said Cincinnati Milacron PM Company at a special meeting of shareholders called and held separately from the meeting of shareholders of any other corporation, after waiver of notice of meeting signed by the sole shareholder, as provided by the Corporation Law of Florida, on the 20th day of December, 1973 for the purpose of considering and taking action upon the proposed Agreement of Merger; that Ten Thousand (10,000) shares of stock or said corporation were on said day issuing and outstanding, that the holder of Ten Thousand (10,000) shares voted in favor of the approval, the said affirmative vote representing at least two-thirds of the total number of shares of the outstanding capital stock of said corporation, and thereby the Agreement of Merger was at said meeting duly adopted as the act of the shareholder of said Cincinnati Milacron PM Company as the duly adopted Agreement of the said corporation.

IN WITNESS WHEREOF, William Mericle, President, and Robert J. Hans, Secretary, acting for and on behalf of said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed this 20th day of December, 1973.

                                                 /s/ William Mericle
                                                 ----------------------------
                                                 William Mericle, President

Attest:

/s/ Raymond G. Wilson                            /s/ Robert J. Hans
------------------------                         ---------------------------
Raymond G. Wilson,                               Robert J. Hans, Secretary
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                 TO ARTICLES OF

                           CINCINNATI MILACRON COMPANY

James A. D. Geier, President, Robert J. Hans, Secretary, of Cincinnati Milacron Company, an Ohio corporation, with its principal office located at Cincinnati, Ohio, do hereby certify that the sole shareholder of all of the shares of said corporation did authorize, consent and agree by unanimous written consent to the adoption without a meeting of the following resolution:

      RESOLVED that the Articles of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

      "FIRST: The name of the corporation (hereinafter called the Company) is

            Cincinnati Milacron Marketing Company."

IN WITNESS WHEREOF, said James A. D. Geier, President, and Robert J. Hans, Secretary, of Cincinnati Milacron Company acting for and on behalf of said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed this 8th day of July, 1980.

                                                 CINCINNATI MILACRON COMPANY

                                                 BY /s/ James A. D. Geier
                                                    ----------------------
                                                    James A. D. Geier, President

                                                 BY /s/ Robert J. Hans
                                                    -------------------
                                                    Robert J. Hans, Secretary

                            CERTIFICATE OF AMENDMENT
              BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF

CINCINNATI MILACRON MARKETING COMPANY
-----------------------------------------------------------------------------
                             (Name of Corporation)

Daniel J. Meyer, who is:
[X] Chairman of the Board [ ] President [ ] Vice President (check one) and
Wayne F. Taylor, who is: [X] Secretary [ ] Assistant Secretary (Check one) of the above named Ohio corporation for profit do hereby certify that; (check the appropriate box and complete the appropriate statements)

[ ] a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on ___________________, 19___ at which meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise __________% of the voting power of the corporation.

[X] in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

      THE NAME OF THE COMPANY IS NOW MILACRON MARKETING COMPANY

         IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have thereto subscribed their names this 9 day of October, 1998.

                                        By /s/ Daniel J. Meyer
                                         --------------------------------------
                                         Daniel J. Meyer, Chairman of the Board

                                       By /s/ Wayne F. Taylor
                                         --------------------------------------
                                         Wayne F. Taylor, Secretary

NOTE: Ohio law does not permit one officer to sign in two capacities. Two separate signatures are required, even if this necessitates the election of a second officer before the filing can be made.

[OHIO-613-3/4/91]

                                     Page 1